Exhibit 10.4

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ICI 20 Manchester Square London W1U 3AN T. +44(0)20 7009 5000 F. +44(0)20 7009 5001 www.ici.com

March 26, 2003

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

      The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Annual Report on Form 20–F (the “Report”) accompanying this letter.

      Brendan R O’Neill, the Chief Executive and Timothy A Scott, the Chief Financial Officer of Imperial Chemical Industries PLC, each certifies that, to the best of his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Imperial Chemical Industries PLC.

/s/ B R O’Neill
Name: Brendan R O’Neill
Chief Executive

_/s/ T A Scott
Name: Timothy A Scott
Chief Financial Officer

Imperial Chemical Industries PLC Registered in England No. 218 0 19 Registered Office 20 Manchester Square London W1U 3AN